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                                                                    EXHIBIT 23.3



                          CONSENT OF ERNST & YOUNG LLP



         We consent to the reference to our firm under the caption "Experts" and to the incorporation by reference of our report dated February 1, 2002, in the Registration Statement (Form S-3) and related Prospectus of Cumulus Media Inc. for the registration of up to 20,000,000 shares of its Class A Common Stock.



                                       /s/ Ernst & Young LLP




New York, New York
April 25, 2002